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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 28, 1999
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                             Aeroquip-Vickers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Ohio                        1-924                      36-4288310
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  (State or Other                 (Commission               (I.R.S. Employer
   Jurisdiction of                File Number)              Identification No.)
   Incorporation)

        3000 Strayer, Maumee, Ohio                             43537-0050
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  (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:   (419) 867-2200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Aeroquip-Vickers, Inc. (the "Company") for the purpose of providing the information set forth in a press release issued by the Company on January 28, 1999, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM. 7 FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements of Business Acquired: None.

        (b)     Pro Forma Financial Information: None.

        (c)     Exhibits:

                99.1    Press Release, dated February 1, 1999.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AEROQUIP-VICKERS, INC.

Dated:   February 12, 1999                 By:  /s/ James E. Kline
                                              -------------------------
                                              James E. Kline
                                              Vice President and General Counsel

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